UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported):  July 8, 1999




                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                      1-13145                   36-4150422
------------------------      ------------------------       ---------------
(State or other juris-        (Commission File Number)       (IRS Employer
diction of incorporation                                     Identification
or organization)                                             No.)




     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                    ----------
    (Address of principal executive office)                  (Zip Code)




      Registrant's telephone number, including area code (312) 782-5800



                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On July 8, 1999, Jones Lang LaSalle Incorporated issued a press release announcing that it expects to report adjusted pro forma results for the 1999 second quarter and full year that will be substantially below analyst estimates. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

     Certain statements in this filing and elsewhere (such as in reports, other filings with the Securities and Exchange Commission, press releases, presentations and communications by the Company or its management and written and oral statements) may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of the Company to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed in (i) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, in Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations", Item 3. "Quantitative and Qualitative Disclosures About Market Risk", and elsewhere, (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 1998, in Item 1. "Business", Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations",
Item 7A. "Quantitative and Qualitative Disclosures About Market Risk", and elsewhere, and (iii) the Company's Proxy Statement dated February 4, 1999 under the captions "Risk Factors", "The Transactions", "The Purchase Agreements", "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies", and elsewhere, and in other reports filed with the Securities and Exchange Commission.
The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any changes in events or circumstances or in the Company's expectations or results.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99 Press release dated July 8, 1999 issued by Jones Lang LaSalle Incorporated.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    JONES LANG LASALLE INCORPORATED



Date:  July 14, 1999          By:   /s/ WILLIAM E. SULLIVAN
                                    ------------------------------
                                    William E. Sullivan
                                    Executive Vice President and
                                    Chief Financial Officer

                                EXHIBIT INDEX
                                -------------


Exhibit
Number                  Description
-------                 -----------

99                Press release dated July 8, 1999 issued by Jones Lang
                  LaSalle Incorporated.